UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 4, 2023, Newmont Corporation, a Delaware corporation (“Newmont”), issued a press release announcing that it has now secured all of the government regulatory approvals necessary to proceed with its previously announced transaction (the "Transaction") with Newcrest Mining Limited (“Newcrest”).  Newmont announced in the press release that last week the Philippine Competition Commission indicated its approval of the Transaction and that this week the Securities Commission of Papua New Guinea granted the necessary exemptions and other requested confirmations under Papua New Guinea capital markets law. The Transaction remains subject to the satisfaction of the remaining conditions precedent to implementation, including approval by Newcrest’s shareholders of the Transaction and approval by Newmont stockholders of the issuance of the Newmont common stock comprising the consideration in the Transaction.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information about the Transaction and Where to Find It

None of this current report on Form 8-K, nor the exhibit hereto, is an offer to purchase or exchange nor a solicitation of an offer to sell securities of Newmont or Newcrest or the solicitation of any vote or approval in any jurisdiction nor shall there be any such issuance or transfer of securities of Newmont or Newcrest in any jurisdiction in contravention of applicable law. This current report on Form 8-K is being made in respect of the transaction involving Newmont and Newcrest pursuant to the terms of a scheme implementation deed dated May 15, 2023, as amended by a letter deed dated September 4, 2023 (the “Scheme Implementation Deed”) by and among Newmont, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares, an indirect wholly owned subsidiary of Newmont and Newcrest and may be deemed to be soliciting material relating to the transaction. In furtherance of the pending transaction and subject to future developments, Newmont filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) on September 5, 2023 and may file other documents with the SEC. None of this current report on Form 8-K nor the exhibit hereto is a substitute for the proxy statement, the scheme booklet dated September 8, 2023 or any other document Newmont or Newcrest has filed or may file with the SEC or Australian regulators in connection with the pending transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT, SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION AS THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION AND THE PARTIES TO THE TRANSACTION. Newmont commenced mailing the definitive proxy statement to Newmont stockholders on September 11, 2023. Investors and security holders may obtain a free copy of the proxy statement, the filings with the SEC that were or will be incorporated by reference into the proxy statement and other documents containing important information about the transaction and the parties to the transaction, filed by Newmont with the SEC at the SEC’s website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on https://www.newmont.com/investors/reports-and-filings/default.aspx or by contacting Newmont’s Investor Relations department at Daniel.Horton@newmont.com or by calling 303-837-5484.

Participants in the Transaction Solicitation

Newmont, Newcrest and certain of their respective directors and executive officers and other employees may be deemed to be participants in any solicitation of proxies from Newmont shareholders in respect of the pending transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K, filed with the SEC on July 20, 2023, and its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2023. Information about Newcrest’s directors and executive officers is set forth in Newcrest’s latest annual financial report dated September 21, 2023 and the scheme booklet dated September 8, 2023, as updated from time to time via announcements made by Newcrest on the Australian Securities Exchange (“ASX”) website. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement filed with the SEC on September 5, 2023 and other relevant materials that have been or will be filed with the SEC in connection with the pending transaction.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K and the exhibit hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “pending,” “proposed” or “potential.” Forward-looking statements may include, without limitation, statements relating to (i) the pending transaction to acquire the share capital of Newcrest, timing and implementation of the pending transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of expected synergies; (iii) estimates of expected incremental cash flow generation and portfolio optimization opportunities; and (iv) other expectations regarding the combined business.

Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Risks relating to forward looking statements in regard to the combined business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the pending transaction; the risk associated with Newmont’s and Newcrest’s ability to obtain the approval of the pending transaction by their shareholders required to implement the pending transaction and the timing of the implementation of the pending transaction, including the risk that the conditions to the pending transaction are not satisfied on a timely basis or at all and the failure of the pending transaction to be implemented for any other reason; the risk that a consent or authorization that may be required for the pending transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that have been or may be instituted against the parties and others related to the Scheme Implementation Deed; unanticipated difficulties or expenditures relating to the pending transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of the scheme consideration to be issued in connection with the pending transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on pending transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K, filed with the SEC on July 20, 2023, as well as Newmont’s other SEC filings, including the definitive proxy statement, filed with the SEC on September 5, 2023, under the heading “Risk Factors”, and other factors identified in Newmont’s reports filed with the SEC available on the SEC website or www.newmont.com. Newcrest’s most recent annual financial report for the fiscal year ended June 30, 2023 as well as Newcrest’s other filings made with Australian securities regulatory authorities are available on the ASX website (www.asx.com.au) or www.newcrest.com. Newmont and Newcrest do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this current report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 4, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

Date: October 4, 2023	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary